UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2026
VISA INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33977	26-0267673
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8999
San Francisco,
California	94128-8999
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 432-3200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	V	New York Stock Exchange
1.500% Senior Notes due 2026	V26	New York Stock Exchange
2.250% Senior Notes due 2028	V28	New York Stock Exchange
2.000% Senior Notes due 2029	V29	New York Stock Exchange
3.125% Senior Notes due 2033	V33	New York Stock Exchange
2.375% Senior Notes due 2034	V34	New York Stock Exchange
3.500% Senior Notes due 2037	V37	New York Stock Exchange
3.875% Senior Notes due 2044	V44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Visa Inc. (the “Company”) held its Annual Meeting of Shareholders on January 27, 2026 (the “Annual Meeting”). At the Annual Meeting, upon the recommendation of the Company’s Board of Directors (the "Board"), the Company’s shareholders approved amendments to the Company’s Eighth Amended and Restated Certificate of Incorporation, as amended (the “Certificate”), to limit officer liability as permitted by Delaware law as described within the Company's definitive proxy statement dated December 8, 2025.
As a result, the Company filed a Certificate of Amendment to the Certificate (the “Certificate of Amendment”) incorporating such amendments with the Secretary of State of the State of Delaware on January 28, 2026. The Certificate of Amendment became effective upon filing. The Company subsequently filed the Ninth Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on January 28, 2026 (the “Restated Certificate”), which became effective upon filing and only restates and integrates, but does not further amend, the Certificate.
The foregoing summary of the amendments to the Certificate does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment and the Restated Certificate.
Copies of the Certificate of Amendment and the Restated Certificate, in each case as filed with the Secretary of State of the State of Delaware on January 28, 2026, are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As described in Item 5.03 above, the Company held its Annual Meeting on January 27, 2026, and shareholders of the Company’s Class A common stock voted on eight proposals that are described in detail in the Company's definitive proxy statement, dated December 8, 2025. Set forth below are the matters the shareholders voted on and the final voting results.

Proposal 1: Election of eleven director nominees:

Nominee	Votes For	% For	Votes Against	% Against	Abstentions	Broker Non-Votes
Lloyd A. Carney	1,287,703,707	98.92%	13,947,860	1.07%	2,794,734	135,601,868
Kermit R. Crawford	1,278,687,924	98.23%	22,942,457	1.76%	2,815,920	135,601,868
Francisco Javier Fernández-Carbajal	1,276,637,161	98.20%	23,378,442	1.79%	4,430,698	135,601,868
Teri L. List	1,293,551,732	99.37%	8,125,924	0.62%	2,768,645	135,601,868
John F. Lundgren	1,278,758,107	98.24%	22,897,790	1.75%	2,790,404	135,601,868
Ryan McInerney	1,296,466,548	99.64%	4,618,922	0.35%	3,360,831	135,601,868
Denise M. Morrison	1,280,658,602	98.42%	20,522,609	1.57%	3,265,090	135,601,868
Pamela Murphy	1,293,264,540	99.35%	8,438,094	0.64%	2,743,667	135,601,868
William Ready	1,033,666,299	79.52%	266,121,697	20.47%	4,658,305	135,601,868
Linda J. Rendle	1,292,612,853	99.30%	9,082,934	0.69%	2,750,514	135,601,868
Maynard G. Webb, Jr.	1,285,475,088	98.75%	16,166,706	1.24%	2,804,507	135,601,868

Each of the eleven nominees was elected to the Board, each to hold office until the next annual meeting of shareholders and until his or her successor has been duly elected or until his or her earlier resignation or removal.

Proposal 2: Approval, on an advisory basis, of compensation paid to the Company's named executive officers:

	Number of Votes	Percentage
Votes For:	1,216,862,538	93.28%
Votes Against:	83,979,071	6.43%
Abstentions:	3,604,692	0.27%
Broker Non-Votes:	135,601,868

The proposal was approved.

Proposal 3: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year:

	Number of Votes	Percentage
Votes For:	1,409,048,543	97.84%
Votes Against:	28,204,664	1.95%
Abstentions:	2,794,962	0.19%

The appointment was ratified.

Proposal 4: Approval of amendments to our Eighth Restated Certificate of Incorporation to limit officer liability as permitted by Delaware law.

	Number of Votes	Percentage of Shares Outstanding
Votes For:	1,183,880,632	70.22%
Votes Against:	117,388,382	6.96%
Abstentions:	3,177,287	0.18%
Broker Non-Votes:	135,601,868

The proposal was approved.

Proposal 5: Shareholder proposal requesting the Board to adopt a policy for an independent chair:

	Number of Votes	Percentage
Votes For:	209,881,414	16.08%
Votes Against:	1,087,089,830	83.33%
Abstentions:	7,475,057	0.57%
Broker Non-Votes:	135,601,868

The proposal was not approved.

Proposal 6: Shareholder proposal on shareholder right to act by written consent:

	Number of Votes	Percentage
Votes For:	428,461,601	32.84%
Votes Against:	871,721,817	66.82%
Abstentions:	4,262,883	0.32%
Broker Non-Votes:	135,601,868

The proposal was not approved.

Proposal 7: Shareholder proposal on report on online sexual exploitation:

	Number of Votes	Percentage
Votes For:	104,162,212	7.98%
Votes Against:	1,184,128,251	90.77%
Abstentions:	16,155,838	1.23%
Broker Non-Votes:	135,601,868

The proposal was not approved.

Proposal 8: Shareholder proposal on inclusion ROI audit:

	Number of Votes	Percentage
Votes For:	11,582,476	0.88%
Votes Against:	1,280,498,751	98.16%
Abstentions:	12,365,074	0.94%
Broker Non-Votes:	135,601,868

The proposal was not approved.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment of the Eighth Restated Certificate of Incorporation of Visa Inc.
3.2	Ninth Restated Certificate of Incorporation of Visa Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISA INC.

Date:	January 28, 2026	By:	/s/ Kelly Mahon Tullier
Kelly Mahon Tullier Vice Chair, Chief People and Corporate Affairs Officer, and Corporate Secretary